SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 29, 2011

BEACON ROOFING SUPPLY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50924	36-4173371
(Commission File Number)	(IRS Employer Identification No.)

One Lakeland Park Drive
Peabody, MA 01960
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code (978) 535-7668

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 29, 2011, Beacon Roofing Supply, Inc. (the “Company”) issued a press release reporting its financial results for the fiscal year ended September 30, 2011. A copy of the Company’s press release as well as a copy of its fourth-quarter earnings call slides posted to its website and being referenced during the fourth-quarter investor conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference.

The information in this Form 8-K and the Exhibits attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Beacon Roofing Supply, Inc. Press Release dated November 29, 2011

99.2	Beacon Roofing Supply, Inc. Fourth Quarter 2011 Earnings Call Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Dated: November 29, 2011	By:	/s/ DAVID R. GRACE
David R. Grace
Chief Financial Officer